Emergent BioSolutions Announces Retirement of Chief Financial Officer Richard S. Lindahl
•Appointment of Frank Vargo, VP, Treasurer, to Interim CFO effective January 1, 2027

GAITHERSBURG, Md., October 16, 2026 (GLOBE NEWSWIRE) -- Emergent BioSolutions Inc. (NYSE: EBS) today announced that Richard S. Lindahl, executive vice president, chief financial officer, will retire from the Company effective December 31, 2026. Frank Vargo, vice president, treasurer, will assume the role of interim chief financial officer effective January 1, 2027. To support a seamless transition, Rich will serve as a senior executive advisor from January 1 through March 31, 2027.

“On behalf of the Board of Directors and our colleagues, I want to thank Rich for his exceptional leadership, partnership and commitment to Emergent, and importantly, his dedication to our mission to protect and save lives,” said Joe Papa, president and chief executive officer of Emergent. “We are grateful that he will continue to advise the Company during the first quarter of 2027 as we complete this transition, and we wish him all the best in retirement. Since joining Emergent in 2019, Frank has been integral in driving our strategic priorities forward, and I am confident he will ensure continuity and disciplined financial stewardship as interim chief financial officer.”

Before coming to Emergent in 2018, Rich served as CFO of publicly traded best practices and technology solutions company CEB, SVP and treasurer of Sprint Nextel Corporation, and VP of finance at Pocket Communications, Inc., and held various positions at MCI Communications Corp. and Deloitte & Touche LLP. He currently serves on the board of directors of Compass Therapeutics, Inc.

“During my nearly nine years at Emergent, I am proud of the contributions our team made to the Company’s growth, the resilience we demonstrated through some extraordinarily challenging periods, and the progress we made in strengthening the business for the future,” said Lindahl. “I am deeply grateful to the Board, my colleagues and the many people across Emergent who made this such a rewarding chapter of my career, and I am committed to ensuring a smooth and successful transition. Looking ahead, I am excited to remain professionally engaged through board service and advisory work while making more time for family, friends, travel and personal pursuits.”

The leadership transition reflects Emergent’s continued execution of its multi-year transformation plan, which is focused on strengthening the business, improving operating performance and positioning the Company for long-term, sustainable growth.

About Emergent BioSolutions
At Emergent, our mission is to protect and save lives. For over 25 years, we’ve been at work preparing those entrusted with protecting public health. We deliver protective and life-saving solutions for health threats like smallpox, mpox, botulism, Ebola, anthrax and opioid overdose emergencies. To learn more about how we help prepare communities around the world for today’s health challenges and tomorrow’s threats, visit our website and follow us on LinkedIn, X, Instagram, Apple Podcasts and Spotify.

Safe Harbor Statement
This press release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, are forward-looking statements. We generally identify forward-looking statements by using words like “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “future,” “goal,” “intend,” “may,” “plan,” “position,” “possible,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would,” and similar expressions or variations thereof, or the negative thereof, but these terms are not the exclusive means of identifying such statements. These forward-looking statements include statements regarding our plans for the office of the chief financial officer and the execution of our multi-year transformation plan. Forward-looking statements are based on our current intentions, beliefs and expectations regarding future events based on information that is currently available. We cannot guarantee that any forward-looking statements will be accurate. Readers should realize that if underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could differ materially from our expectations. Readers are, therefore, cautioned not to place undue reliance on any forward-looking statements. Any forward-looking statement speaks only as of the date of this press release, and, except as required by law, we do not undertake any obligation to update any forward-looking statement to reflect new information, events or circumstances.

There are a number of important factors that could cause the company’s actual results to differ materially from those indicated by any forward-looking statements. Readers should consider this cautionary statement, as well as the risk factors and other disclosures included in our periodic reports filed with the U.S. Securities and Exchange Commission, when evaluating our forward-looking statements.

Investor Contact:
Richard S. Lindahl
Executive Vice President, CFO
lindahlr@ebsi.com

Media Contact:
Assal Hellmer
Vice President, Communications
mediarelations@ebsi.com